UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

UMB Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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UMB FINANCIAL CORPORATION

1010 Grand Boulevard

Kansas City, Missouri 64106

EXPLANATORY NOTE

The following notice relates to the proxy statement of UMB Financial Corporation (“we” or the “Company”) furnished to shareholders of the Company on March 13, 2020, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2020 Annual Meeting of Shareholders to be held on April 28, 2020. The purpose of this notice is to notify shareholders of the Company that, in response to the COVID-19 outbreak: (1) the 2020 Annual Meeting of Shareholders to be held on April 28, 2020 (the “Annual Meeting”) will be held in a virtual meeting format; and (2) the Company’s Chief Executive Officer is declining to accept the salary increase described in the proxy statement. These additional proxy materials are being filed with the Securities and Exchange Commission and made available to shareholders on or about April 10, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF USE OF VIRTUAL MEETING FORMAT FOR

THE 2020 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL 28, 2020

To the Shareholders of UMB Financial Corporation:

In the Notice of the 2020 Annual Meeting of Shareholders mailed to the shareholders of UMB Financial Corporation (the “Company” or “we” or “our”) on or about March 13, 2020, in connection with the 2020 Annual Meeting of Shareholders to be held on April 28, 2020 (the “Annual Meeting”), the Company advised shareholders that it would hold a virtual meeting if warranted by developments relating to the outbreak of Coronavirus Disease 19 (COVID-19). Due to the emerging public health impact of COVID-19 and to support the health and well-being of our partners and shareholders, the Company is providing notice that the Annual Meeting will be held in a virtual meeting format only and shareholders will not be able to attend the meeting in person. As previously announced, the Annual Meeting will be held on April 28, 2020 at 9:00 a.m., CDT.

As described in the previously-distributed proxy materials for the Annual Meeting, you are entitled to participate in the Annual Meeting if you were a shareholder as of the close of business on March 2, 2020, the record date, or hold a legal proxy for the meeting provided by their bank, broker, or nominee. Shareholders holding a legal proxy provided by your bank, broker or nominee who want to vote or ask questions at the Annual Meeting are, however, required to register with Computershare in advance of the Annual Meeting. Guests may also attend but will not be able to vote or ask questions.

How to Participate in the Virtual Meeting:

You may attend and participate in the Annual Meeting by visiting www.meetingcenter.io/206591846. Shareholders who have a control number and a meeting password may attend the virtual Annual Meeting as a “Shareholder” and may vote during, and participate in, the Annual Meeting. The password for the meeting is UMBF2020. Guests can access the Annual Meeting via the same website without entering a control number or password.

If you are a shareholder of record, you may locate your control number on your proxy card, notice of internet availability of proxy materials, or other instructions included with the proxy materials.

If you hold shares through a bank, broker, or nominee (a “Beneficial Owner”), you must register in advance to attend the Annual Meeting as a shareholder, and to vote and ask questions during the Annual Meeting. To register, you must obtain a legal proxy from your bank, broker or nominee reflecting your Company holdings. Upon receipt, you must submit proof of the legal proxy, along with your name and email address, to Computershare. Requests for registration must be sent to legalproxy@computershare.com. Requests must be labeled as “Legal Proxy” and be received by Computershare no later than 5:00 p.m., ET, on April 22, 2020. After you have properly registered, you will receive a confirmation email from Computershare, along with your control number.

If you hold shares through a bank, broker, or nominee and you do not register in advance with Computershare, you will still be able to attend the Annual Meeting as a guest; however, you will not be able to vote or ask questions.

You may log in beginning at 8:45 a.m. CDT on April 28, 2020. The meeting will begin promptly at 9:00 a.m. CDT.

Voting and Questions

If you are attending as a “Shareholder,” you may vote and ask questions during the Annual Meeting by following the instructions available on the virtual meeting website. You may also submit questions in advance of the Annual Meeting by emailing them to UMBFInvestorRelations@umb.com by 5:00 p.m. CDT, on April 27, 2020. Please include “Annual Meeting Question” in the subject line of the email. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. After the meeting, these answers will be made available at our Investor Relations website at http://investorrelations.umb.com. Questions unrelated to the purposes of the meeting or our business, that involve litigation or other disputes, or that are not otherwise appropriate for the conduct of the Annual Meeting, will not be addressed.

Following completion of the Annual Meeting, a replay will be made available on our Investor Relations website at http://investorrelations.umb.com.

EVERY VOTE IS IMPORTANT. To assure a quorum is present, all shareholders are encouraged to vote in advance of the Annual Meeting using one of the methods described in the proxy materials previously distributed to shareholders.

The proxy card included with the previously-distributed proxy materials will not be revised to reflect the virtual only meeting format and may continue to be used to vote your shares in connection with the Annual Meeting.

NOTICE OF CHANGE TO DESCRIPTION OF COMPENSATION

As the COVID-19 pandemic progresses domestically and globally, its impact on the economy and our business continues to grow. In response to the economic impact posed by the COVID-19 outbreak, J. Mariner Kemper, the Chairman of the Board of Directors and the Chief Executive Officer of the Company, has declined to accept his base salary increase of 3% for fiscal year 2020, which is currently described in the proxy materials previously distributed to shareholders.

By Order of the Board of Directors,

John C. Pauls

Secretary

Kansas City, Missouri

April 10, 2020

ELECTRONIC AVAILABILITY OF PROXY MATERIALS FOR THE 2020 ANNUAL MEETING

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting To Be Held on April 28, 2020:

The Proxy Statement and the Annual Report on Form 10-K are available at www.edocumentview.com/umbf

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